SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported) July 10, 2003

Lakeland Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	33-27312	22-2953275

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438

(Address of principal executive offices)		(Zip Code)

973-697-2000

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On July 10, 2003, Lakeland Bancorp, Inc. disseminated a press release reporting Second Quarter 2003 earnings which is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.     Exhibits.

99.1        Press Release, dated July 10, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKELAND BANCORP, INC.

By: /S/ ROGER BOSMA

Name: Roger Bosma Title: President and Chief Executive Officer

Date:    July 10, 2003

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 10, 2003

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